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                                                                    EXHIBIT 23.1








                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 2, 1999 relating to the financial statements, which appears in Rehabilicare Inc.'s Annual Report on Form 10-KSB for the year ended June 30, 1999.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP


Minneapolis, Minnesota
September 25, 2000